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                                                                    Exhibit 99.1



                                  CERTIFICATION
                       PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the Annual Report for the Gray Television, Inc. Capital Accumulation Plan (the "Plan") on Form 11-K for the year ended December 31, 2002 as filed with the Securities and Exchange Commission (the "Report"), the undersigned Chief Administrative Officer and Chief Financial Officer of the Plan hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of our knowledge and belief that:

         (1) such Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.



Date:  June 27, 2003                        By: /s/ Martha E. Gilbert
                                               ---------------------------------
                                            Martha E. Gilbert
                                            Plan Chief Administrative Officer -
                                             Plan Administrator,
                                             Gray Television, Inc.
                                             Assistant Vice-President - Benefits


                                            By: /s/ James C. Ryan
                                               ---------------------------------
                                            James C. Ryan
                                            Plan Chief Financial Officer -
                                             Gray Television, Inc.
                                             Chief Financial Officer



A signed original of this written statement required by Section 906 has been provided to Gray Television, Inc. and will be retained by Gray Television, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.